UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

February 28, 2023

(Exact name of registrant as specified in its charter)

Nevada	000-18590	84-1133368
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

651 Corporate Circle, Suite 200, Golden, CO 80401

(Address of principal executive offices including zip code)

Registrant’s telephone number, including area code: (303) 384-1400

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	GTIM	Nasdaq Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On February 28, 2023, Good Times Restaurants Inc. (the “Company”) held its 2023 Annual Meeting of Shareholders (the “2023 Annual Meeting”). The Company’s shareholders voted on two proposals: (1) To elect five directors of the Company to serve for the next year; and (2) To ratify the appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 26, 2023. These matters are more fully described in the Company’s Proxy Statement for the 2023 Annual Meeting which was filed with the Securities and Exchange Commission on January 13, 2023.

The shareholders elected all five director nominees and approved the ratification of Moss Adams LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 26, 2023.

Proposal 1:	Election of Directors

The Company’s shareholders elected the following five nominees to the Board. Each of the nominees will serve for a one-year term and hold office until the next annual meeting of shareholders unless he or she sooner ceases to hold office. The following table sets forth the vote of the shareholders at the Annual Meeting with respect to the election of directors:

	For	Withheld	Broker Non-Votes
Geoffrey R. Bailey	5,088,967	891,413	3,927,033
Charles E. Jobson	5,531,866	448,514	3,927,033
Jason S. Maceda	5,230,379	750,001	3,927,033
Jennifer C. Stetson	5,566,463	413,917	3,927,033
Ryan M. Zink	5,371,065	609,315	3,927,033

Proposal 2:	To ratify the appointment of Moss Adams, LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 26, 2023

For	Against	Abstain	Broker Non-Votes
9,817,286	10,320	79,807	0

Item 8.01	Other Events

The Company’s Board of Directors elected the Chairman of the Board and Board of Director Committee Members set forth below. Biography information is more fully described the Company’s Proxy Statement for the 2023 Annual Meeting.

Mr. Geoffrey R. Bailey will serve as Chairman of the Board.

Audit Committee	Compensation Committee
Jason S. Maceda, Committee Chairman	Charles E. Jobson, Committee Chairman
Charles E. Jobson	Geoffrey R. Bailey
Jennifer C. Stetson	Jennifer C. Stetson

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOOD TIMES RESTAURANTS INC.

Date: March 6, 2023
Ryan M. Zink
President and Chief Executive Officer

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